Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of the Chelsea Property Group 401(K) Savings Plan (the “Plan”) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Bloom, Chief Executive Officer of Chelsea Property Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

IN WITNESS WHEREOF, I have executed this Certification this 10th day of July, 2003.

/s/ David C. Bloom David C. Bloom Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Chelsea Property Group, Inc. and will be retained by Chelsea Property Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of the Chelsea Property Group 401(K) Savings Plan (the “Plan”) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Clarke, Chief Financial Officer of Chelsea Property Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

IN WITNESS WHEREOF, I have executed this Certification this 10th day of July, 2003.

/s/ Michael J. Clarke Michael J. Clarke Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Chelsea Property Group, Inc. and will be retained by Chelsea Property Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.